UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of report: (date of earliest event reported)
                       January 30, 2007 (January 24, 2007)

                           Blue Dolphin Energy Company
             (Exact name of registrant as specified in its charter)




           Delaware                       0-15905                   73-1268729
 (State or other jurisdiction     (Commission file number)      (I.R.S. Employer
  of incorporation)                                          Identification No.)


 801 Travis, Suite 2100, Houston, Texas                  77002
(Address of principal executive offices)               (Zip code)


                                 (713) 227-7660
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02      DEPARTURE  OF  DIRECTORS   OR  CERTAIN   OFFICERS;   ELECTION  OF
               DIRECTORS;   APPOINTMENT   OF  CERTAIN   OFFICERS;   COMPENSATORY
               ARRANGEMENTS OF CERTAIN OFFICERS.

     On January 24, 2007, Ivar Siem, Chairman and Chief Executive Officer, Michael J. Jacobson, President, and Gregory W. Starks, Vice President, Treasurer and Secretary, entered into the company's standard form of Indemnification Agreement. On January 25, 2007, the following members of the company's Board of Directors, Laurence N. Benz, Michael S. Chadwick and Erik Ostbye, entered into the company's standard form of Indemnification Agreement. On January 26, 2007, John N. Goodpasture and Harris A. Kaffie, members of the company's Board of
Directors, entered into the company's standard form of Indemnification Agreement. These agreements do not increase the extent or scope of indemnification provided to directors and executive officers under the company's Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws. These agreements provide for indemnification of each director and executive officer for expenses, judgments, fines and settlement amounts incurred by them in certain circumstances and upon certain conditions. These agreements also establish procedures and other agreements pertaining to such obligations of the company and include other provisions that the company believes are customary. The foregoing description of the Indemnification Agreements is qualified in its entirety by reference to the text of the form of Indemnification Agreement, which was filed as Exhibit 99.1 to the company's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 17, 2006, and is incorporated herein by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          99.1 Form of Indemnification Agreement. (Incorporated by reference from Blue Dolphin Energy Company's Current Report on Form 8-K filed on November 17, 2006.)

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   January 30, 2007

                                    BLUE DOLPHIN ENERGY COMPANY



                                    By:     /s/ GREGORY W. STARKS
                                            ------------------------------------
                                            Gregory W. Starks
                                            Vice President, Treasurer, Secretary